LOOMIS SAYLES INVESTMENT GRADE BOND FUND

     Supplement dated November 14, 2003 to the Loomis Funds prospectus dated
          September 15, 2003, as may be supplemented from time to time


Effective December 17, 2003, the Loomis Sayles Investment Grade Bond (the "Fund") may no longer invest in any equity securities. In connection with this and other changes, the following changes are made to the Fund's prospectus effective November 17, 2003:

WITHIN THE SECTION ENTITLED "PRINCIPAL INVESTMENT STRATEGIES", THE FOLLOWING CHANGES ARE MADE:

The following text replaces the first paragraph:

Under normal market conditions, the Fund will invest at least 80% of its assets in investment grade fixed income securities (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Services Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles). In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Although the Fund invests primarily in investment grade fixed income securities, it may invest up to 10% of its assets in lower rated fixed income securities ("junk bonds"). The Fund may invest in fixed income securities of any maturity. In deciding which securities to buy and sell, the Fund will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

References to real estate investment trusts ("REITs") are deleted from the third bullet.

References to options and futures transactions are deleted from the fourth bullet.

WITHIN THE SECTION ENTITLED "PRINCIPAL INVESTMENT RISKS", THE FOLLOWING CHANGES ARE MADE:

The paragraph entitled "REITs" is removed.

Within paragraph entitled "Derivative Securities" the third sentence is is replaced with the following text:

Even a small investment in derivatives (which include swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.









                                                                      SP207-1103

                    LOOMIS SAYLES INVESTMENT GRADE BOND FUND

  Supplement dated November 14, 2003 to the Loomis Sayles Investment Grade Bond
             Fund Class J shares prospectus dated February 1, 2003,
                    as may be supplemented from time to time

Effective December 17, 2003, the Loomis Sayles Investment Grade Bond Fund (the "Fund") will no longer invest in any equity securities. In connection with this and other changes, the following changes are made to the Fund's prospectus November 17, 2003.

WITHIN THE SECTION ENTITLED "PRINCIPAL INVESTMENT STRATEGIES", THE FOLLOWING CHANGES ARE MADE:

The following text replaces the first paragraph:

Under normal market conditions, the Fund will invest at least 80% of its assets in investment grade fixed income securities (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Services Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles). In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Although the Fund invests primarily in investment grade fixed income securities, it may invest up to 10% of its assets in lower rated fixed income securities ("junk bonds"). The Fund may invest in fixed income securities of any maturity.

The Fund will not invest in equity securities of any kind or make any equity investment.

All references to real estate investment trusts ("REITs") and options and futures transactions are deleted.

WITHIN THE SECTION ENTITLED "MORE INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISK CONSIDERATIONS", THE FOLLOWING CHANGES ARE MADE:

The third paragraph is deleted.

The subsections entitled "Common Stock and Other Equity Securities", "Real Estate Investment Trusts" and "Options and Futures Transactions" are deleted.

                         LOOMIS SAYLES MANAGED BOND FUND

   Supplement dated November 11, 2003, to the Prospectus of the Loomis Sayles
               Managed Bond Fund dated February 1, 2003, as may be
                         supplemented from time to time

     Effective November 12, 2003, shares of the Loomis Sayles Managed Bond Fund (the "Fund"), a series of Loomis Sayles Funds II (the "Trust"), will no longer accept new investments in the Fund by new or existing shareholders.

     On November 5, the Board of Trustees of the Trust approved a plan to liquidate the Fund, such liquidation to take place on or about December 15, 2003 (the "Liquidation Date"). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. The proceeds of any such redemption of shares will be the net asset value of such shares after charges, dividend distributions required to eliminate any Fund-level taxes, expenses and liabilities of the Fund have been paid or otherwise provided for. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth in the Fund's Prospectus.

     For federal income tax purposes, the automatic or elected redemption on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for federal income tax purposes. Any gain will result in short- or long-term capital gains for shareholders who hold their shares as a capital asset depending on how long a shareholder has held his or her Fund shares. If a shareholder desires to recognize any taxable gain or loss prior to the Liquidation Date, the shareholder may wish to redeem his or her shares prior to the Liquidation Date. Before doing so, the shareholder should consider any applicable sales charge and should consult with his or her tax advisor for more information on his or her own situation.

     The liquidation process will involve effecting portfolio transactions in an orderly manner with the intent that shareholders remaining in the Fund on the Liquidation Date will not unnecessarily bear the majority of the trading costs associated with the liquidation. This may result in the Fund's portfolio consisting primarily of cash or cash equivalents for several weeks prior to the Liquidation Date.